               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Richard R. Burt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Richard R. Burt
                                                     ---------------------------
                                                         Richard R. Burt


Date:  April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Richard T. Hale, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Richard T. Hale
                                                     ---------------------------
                                                         Richard T. Hale



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Joseph R. Hardiman, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Joseph R. Hardiman
                                                     ---------------------------
                                                         Joseph R. Hardiman



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Louis E. Levy, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Louis E. Levy
                                                     ---------------------------
                                                         Louis E. Levy



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Eugene J. McDonald, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Eugene J. McDonald
                                                     ---------------------------
                                                         Eugene J. McDonald



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Truman T. Semans, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Truman T. Semans
                                                     ---------------------------
                                                         Truman T. Semans



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOMEFUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Carl W. Vogt, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Carl W. Vogt
                                                     ---------------------------
                                                         Carl W. Vogt



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Rebecca W. Rimel, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, her true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in her name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand and seal as of the date set forth below.


                                                     /s/ Rebecca W. Rimel
                                                     ---------------------------
                                                         Rebecca W. Rimel



Date: April 15, 2000

         FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Robert H. Wadsworth, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Robert H. Wadsworth
                                                     ---------------------------
                                                         Robert H. Wadsworth



Date: April 15, 2000

               FLAG INVESTORS SHORT-INTERMEDIATE INCOME FUND, INC.

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL PERSONS BY THESE PRESENTS, that, Charles A. Rizzo, whose signature appears below, does hereby constitute and appoint Edward J. Veilleux, Amy M. Olmert and Daniel O. Hirsch, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments, in his name, place and stead, which said attorney-in-fact and agent may deem necessary or advisable or which may be required to enable Flag Investors Short-Intermediate Income Fund, Inc. (the "Fund") to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all pre- and post-effective amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of the Fund such Registration Statement and any and all such pre- and post-effective amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney-in-fact and agent, or either of them or their substitute or substitutes, shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.


                                                     /s/ Charles A. Rizzo
                                                     ---------------------------
                                                         Charles A. Rizzo


Date: April 15, 2000